                                                               [CHARLES J. KOCH]

EXHIBIT 10.25

                           CHARTER ONE FINANCIAL, INC.
           2004 SENIOR EXECUTIVE STOCK UNIT DEFERRED COMPENSATION PLAN
                                   AGREEMENT

         CHARTER ONE FINANCIAL, INC. (the "Company") has adopted and is a party to the Charter One Financial, Inc. 2004 Senior Executive Stock Unit Deferred Compensation Plan (the "Plan"). The Company and the undersigned senior executive officer of the Company (the "Participant") hereby agree that, in consideration of the Participant agreeing to the non-competition, non-solicitation, non-disclosure and related provisions contained in Article II below (the "Non-Compete Agreement"), (i) the Participant shall participate in the Plan as of the Effective Date, (ii) the Company shall allocate a deferred compensation retention award to the Participant as provided in Article I below, and (iii) the Company agrees in certain circumstances to pay separate and additional cash consideration to the Participant in exchange for his Non-Compete Agreement as provided in paragraph 8 of Article II below (the "Non-Compete Payment"). The Participant does hereby acknowledge that he has been provided with a copy of the Plan and he does specifically agree to the terms and conditions thereof. The Participant understands that his entitlement (or his Beneficiary's entitlement) to receive his Account Balance under the Plan shall be subject to all provisions of the Plan. The Plan is part and parcel of the 2004 Senior Executive Retention Plan of the Company which also includes an enhanced supplemental retirement benefit for the Participant as provided in Amendment 3 to Supplemental Retirement Agreement between the Company and the Participant dated February 1, 2004 (the "SRA Amendment"). All capitalized terms not defined herein shall have the meaning assigned to them under the Plan.

                                    ARTICLE I
                    DEFERRED COMPENSATION CONTRIBUTION AMOUNT

         The Committee has awarded $3,000,000 as the Participant's Deferred Compensation Contribution Amount under and subject to the terms of the Plan. The Deferred Compensation Contribution Amount shall be represented by Initial Stock Units allocated to the Participant's Account Balance under the Plan as of the Effective Date if the Participant is then employed by the Company or any of its affiliates.

                                   ARTICLE II
                              NON-COMPETE AGREEMENT

         1. The Participant hereby covenants and agrees that during his employment with the Company or any of its subsidiaries or affiliates, he shall not:

                  (a) become an officer, employee, consultant, director or trustee of, or provide services directly or indirectly for compensation in any capacity whatsoever to, any business enterprise other than (i) the Company or any of its subsidiaries or affiliates or (ii) as a director or trustee of an entity which (x) is not, or is not affiliated with, a financial institution whose deposits are federally insured, but subject to the written approval of the Board of Directors of the Company, which approval shall not be unreasonably withheld or delayed, or (y) is, or is affiliated with, a financial institution whose deposits are federally insured, but subject to the written approval of the Board of Directors of the Company, which approval may be withheld in its sole discretion (in the case of approval under (x) or (y) an "Approved Organization");

                  (b) directly or indirectly engage in the sale or marketing of products or services on behalf of any business enterprise (other than on behalf of the Company, its subsidiaries and affiliates or an Approved Organization);

                  (c) solicit or offer other employment to any officer or employee of the Company or any of its subsidiaries or affiliates, or take any action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of, or person or entity (including but not limited to customers and vendors) doing business with, the Company or any of its subsidiaries or affiliates to terminate his, her or its employment or business relationship with the Company or any of its subsidiaries or affiliates;

                  (d) provide any information, advice or recommendation with respect to any officer or employee of the Company or any of its subsidiaries or affiliates to any entity or person engaged in the sale or marketing of deposit taking activities, loans, insurance products, investment products, investment advisory services or investment brokerage services, or any direct or indirect subsidiary or affiliate of such entity or person, that is intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any such officer or employee to terminate his or her employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, such other entity or person; or

                  (e) be an owner of outstanding capital stock or equity ownership interest in any Competitor (as such term is defined below), except that nothing herein shall preclude the Participant from owning not more than 1% of the outstanding capital stock or equity ownership interest in any entity that is publicly traded at the time he acquires his interest therein.

         2. Subject to the opt-out right of the Participant under paragraph 3 below, the Participant hereby covenants and agrees that if he experiences a Termination of Service for any reason other than death or a Termination for Good Reason prior to the earlier of (i) January 1, 2009 or (ii) the consummation of (not the date of shareholder approval of) a Change in Control, then continuing for a period of one year after his Termination of Service, he shall not:

                  (a) become an officer, employee, consultant, director or trustee of, or provide services directly or indirectly in any capacity whatsoever to, any financial institution whose deposit accounts are insured by the Federal Deposit Insurance Corporation or the National Credit Union Administration (or any affiliate thereof or successor thereto), or any holding company, subsidiary or affiliate of any such entity (other than the Company and its subsidiaries and affiliates) if (1) such entity or its holding company (including their respective subsidiaries and affiliates) has consolidated assets in excess of $10 billion and (2) such entity, its holding company or any of their respective subsidiaries or affiliates maintains an office or facility for the transaction of business in any state in the Continental United States (a "Competitor");

                  (b) directly or indirectly, by disclosure of customers names to others, engage in the sale or marketing of deposit taking activities, loans, insurance products, investment products, investment advisory services or investment brokerage services (other than on behalf of the Company, its subsidiaries and affiliates) to any person or entity who is known by the Participant to be a customer of the Company or any of its subsidiaries or affiliates;

                  (c) solicit or offer employment to any officer or employee of the Company or any of its subsidiaries or affiliates, or take any action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of, or person or entity (including but not limited to customers and vendors) doing business with, the Company or any of its subsidiaries or affiliates to terminate his, her or its employment or business relationship with the Company or any of its subsidiaries or affiliates; provided this subsection shall not apply to any form of media advertising of general circulation or distribution which is not targeted to any officer and/or employee, or any group of officers and/or employees, of the Company or any of its subsidiaries or affiliates;

                  (d) provide any information, advice or recommendation with respect to any officer or employee of the Company or any of its subsidiaries or affiliates to any Competitor, or any entity or person engaged in the sale or marketing of deposit taking activities, loans, insurance products, investment products, investment advisory services or investment brokerage services, or any direct or indirect subsidiary or affiliate of such entity or person, that is intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any such officer or employee to terminate his or her employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, such Competitor or other entity or person; or

                  (e) be an owner of outstanding capital stock or equity ownership interest in any Competitor, except that nothing herein shall preclude the Participant from owning not more than 1% of the outstanding capital stock or equity ownership interest in any entity that is publicly traded at the time he acquires his interest therein.

         3. If the Participant is Discharged without Cause and is subject to the provisions of paragraph 2 of this Article II during the one year period following his Termination of Service, the Participant shall be entitled to opt-out of the provisions of paragraph 2 of this Article II and become subject to the provisions of paragraph 4 of this Article II, thereby waiving and forfeiting all his rights and entitlements to his Vested Account Balance under the Plan, to the Non-Compete Payment under paragraph 8 of this Agreement, and to his enhanced supplemental retirement benefit under the SRA Amendment. The Participant shall exercise his opt-out right not later than 90 days after the date he is Discharged without Cause by executing and delivering an irrevocable written notice (the "Opt-Out Notice") to the Committee stating that he waives and forfeits his rights to his Vested Account Balance under the Plan, to the Non-Compete Payment under paragraph 8 of this Agreement, and to his enhanced supplemental retirement benefit under the SRA Amendment, and that he releases and forever discharges the Company from any and all claims and demands that the Participant has or might have under the Plan, this Agreement and to the enhanced supplemental retirement benefit under the SRA Amendment. Upon receipt by the Committee of the Opt-Out Notice within the 90 day period specified above, all rights of the

Participant, and all obligations of the Company to the Participant, under the Plan, this Agreement and relating to the enhanced supplemental retirement benefit under the SRA Amendment shall cease and terminate, and the Participant shall be relieved on a prospective basis (i.e., after the date of receipt of the Opt-Out Notice by the Committee) from his obligations under paragraph 2 of this
Article II. Nothing herein is intended to relieve the Participant from liability, or diminish the Company's right to relief, with respect to any breaches or violations of this Article II by the Participant prior to the receipt of the Opt-Out Notice by the Committee or alter in any respect the continuing obligations of the Participant under paragraph 4 or 5 of this Article II.

         4. The Participant hereby further covenants and agrees that if he experiences a Termination of Service for any reason at any time and is not subject to the provisions of paragraph 2 of this Article II, then continuing for a period of one year after his Termination of Service, he shall not:

                  (a) solicit or offer employment to any officer or employee of the Company or any of its subsidiaries or affiliates, or take any action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of the Company or any of its subsidiaries or affiliates to terminate his or her employment relationship with the Company or any of its subsidiaries or affiliates; provided this subsection shall not apply to any form of media advertising of general circulation or distribution which is not targeted to any officer and/or employee, or any group of officers and/or employees, of the Company or any of its subsidiaries or affiliates; or

                  (b) provide any information, advice or recommendation with respect to any officer or employee of the Company or any of its subsidiaries or affiliates to any Competitor, or any entity or person engaged in the sale or marketing of deposit taking activities, loans, insurance products, investment products, investment advisory services or investment brokerage services, or any direct or indirect subsidiary or affiliate of such entity or person, that is intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any such officer or employee to terminate his or her employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, such Competitor or other entity or person.

         5. The Participant hereby further covenants and agrees at all times to keep in strict confidence, and to not, directly or indirectly, at any time disclose or use (except in the course of performing his duties on behalf of the Company, its subsidiaries or affiliates) any trade secrets or confidential business or technical information of the Company, its subsidiaries or affiliates or their respective customers or vendors (the "Confidential Information"), without limitation as to when or how the Participant may have acquired such information. The Confidential Information shall include, without limitation, business and marketing methods, policies, techniques, and strategies; research and development relating to products and services; customer and vendor information and contracts, methods of operation; business, financial and strategic plans; financial information; and human resources policies, practices and procedures. The Confidential Information shall not include information that is or becomes publicly available other than as a result of disclosure by the Participant. The Participant specifically acknowledges that the Confidential Information derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from its disclosure or use, that reasonable efforts have been put forth by the Company, its subsidiaries and affiliates to maintain the secrecy of such information, that such information is the sole property of the Company, its subsidiaries and affiliates and that any retention and use of such information during or after the Participant's employment with the Company, its subsidiaries and affiliates (except in the course of performing his duties on behalf of the Company, its subsidiaries or affiliates) shall constitute a violation of this paragraph 5 and a misappropriation of the Confidential Information. The Participant further agrees that upon his Termination of Service he will return to the Company, its subsidiaries and affiliates, in good condition, all property of the Company, including, without limitation, the Confidential Information. In the event that any such property is not so returned, the Company shall have the right to charge the Participant for all reasonable damages, costs, attorney's fees and other expenses incurred in searching for, taking, removing. and/or recovering such property. In the event that the Participant is advised in writing by his legal counsel that he is required by subpoena or other legal process to disclose any of the Confidential Information, the Participant shall promptly notify the Company of this situation and shall promptly provide the Company with a copy of the written advice of legal counsel so that the Company or one of its subsidiaries or affiliates may seek a protective order or other appropriate remedy. If a protective order or other appropriate remedy is not obtained in a reasonable period of time, the Participant may furnish only that portion of the Confidential Information that he is advised by legal counsel is legally required.

         6. If the period of time set forth in paragraph 2 or 4, whichever is applicable, of this Article II should be adjudged to be unreasonable by any court of competent jurisdiction, then the court making such judgment shall have the power to reduce the period of time by such number of months as is required so that such restriction may be enforced for such time as is adjudged to be reasonable. Similarly, if any other portion of paragraph 1, 2, 4 or 5 of this
Article II is adjudged to be unreasonable by any court of competent jurisdiction, then the court making such judgment shall have the power to, and shall, reduce such scope or restriction so that it shall extend to the maximum extent permissible under the law and no further.

         7. The Participant acknowledges that the restraints placed upon him under paragraphs 1, 2, 4 and 5 of this Article II are fair and reasonable under the circumstances and that if he should commit a breach of any of the provisions thereof the Company's remedies at law would be inadequate to compensate it for its damages. The parties agree that in the event of any breach by the Participant of any of the provisions of paragraph 1, 2, 4 or 5 of this
Article II, then in addition to the forfeiture of the Participant's Vested Account Balance as provided in the Plan and the forfeiture of the Participant's enhanced supplemental retirement benefit as provided in the SRA Amendment, the Company shall be entitled to (i) injunctive relief and (ii) such other relief as is available at law or in equity. Any dispute or controversy arising under or in connection with this Agreement that seeks solely monetary damages (i.e., does not seek any form of equitable relief such as an injunction) shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association as then in effect in Cleveland, Ohio. The arbitrator's award shall be binding and conclusive upon the parties and judgment may be entered on the arbitrator's award in any court having jurisdiction. In the event of any judicial or arbitration proceeding between the Participant and the Company, or any of the Company's subsidiaries or affiliates, under this Agreement, the prevailing party in such action shall be entitled to recover reasonable fees and disbursements of his or its counsel (plus any costs) incurred by such prevailing party in connection with such proceeding from the other party, provided the amount thereof in any and all such proceedings shall not exceed $50,000. Moreover, if the Participant has violated any of the provisions of paragraph 2 or 4, whichever is applicable, of this
Article II, the Company's right to injunctive relief shall include, without limitation, the imposition of an additional period of time during which the Participant will be required to comply with the provisions of paragraph 2 or 4 of this Article II, which period of time shall not be less than the period of time the Participant was in violation of the provisions thereof. If the Company or any of its subsidiaries or affiliates is required in any injunction proceeding to post a bond, the parties agree that it shall be in a nominal amount.

         8. Except as provided below, if the provisions of paragraph 2 are applicable to the Participant during the entire one year period next following his Termination of Service or until his death during such one year period, then in that event, within thirty days after the expiration of such one year period or his death, whichever shall first occur, the Company shall pay the Participant or his estate, whichever the case may be, a single lump sum cash Non-Compete Payment in an amount equal to 50% of the Participant's annual base salary (from the Company, its subsidiaries and affiliates) as in effect immediately prior to his Termination of Service, subject to deduction for any applicable withholding taxes. Notwithstanding the foregoing, in the event the Participant has experienced a Termination for Cause or has committed any violation of any of the provisions of paragraph 1 or 5 of this Article II during his employment with the Company or its affiliates or any of the provisions of paragraph 2 or 5 of this
Article II during the one year period after his Termination of Service, then neither the Participant nor his estate shall be entitled to the Non-Compete Payment.

         9.       The parties agree that the Non-Compete Agreement set forth in
Article II of this Agreement shall supercede and replace Sections 7(e)(2) and 10 of the Participant's Employment Agreement. Accordingly, the provisions of Sections 7(e)(2) and 10 of the Participant's Employment Agreement shall cease, terminate and shall have no further force or effect and the provisions of
Article II of this Agreement contain the full contract between the parties relating to the non-competition, non-solicitation and non-disclosure obligations of the Participant.

         This Agreement may be executed in counterparts, each of which shall be deemed an original.

         THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

                                            CHARTER ONE FINANCIAL, INC.

/s/ Charles J. Koch                         By /s/ Robert J. Vana
--------------------------------               -----------------------------
Charles J. Koch, Participant                Authorized Officer
Dated: 1/14/04                              Dated: 1/26/04
       --------------------------                  -------------------------

                                                                [RICHARD W. NEU]

                           CHARTER ONE FINANCIAL, INC.
           2004 SENIOR EXECUTIVE STOCK UNIT DEFERRED COMPENSATION PLAN
                                   AGREEMENT

         CHARTER ONE FINANCIAL, INC. (the "Company") has adopted and is a party to the Charter One Financial, Inc. 2004 Senior Executive Stock Unit Deferred Compensation Plan (the "Plan"). The Company and the undersigned senior executive officer of the Company (the "Participant") hereby agree that, in consideration of the Participant agreeing to the non-competition, non-solicitation, non-disclosure and related provisions contained in Article II below (the "Non-Compete Agreement"), (i) the Participant shall participate in the Plan as of the Effective Date, (ii) the Company shall allocate a deferred compensation retention award to the Participant as provided in Article I below, and (iii) the Company agrees in certain circumstances to pay separate and additional cash consideration to the Participant in exchange for his Non-Compete Agreement as provided in paragraph 8 of Article II below (the "Non-Compete Payment"). The Participant does hereby acknowledge that he has been provided with a copy of the Plan and he does specifically agree to the terms and conditions thereof. The Participant understands that his entitlement (or his Beneficiary's entitlement) to receive his Account Balance under the Plan shall be subject to all provisions of the Plan. The Plan is part and parcel of the 2004 Senior Executive Retention Plan of the Company which also includes an enhanced supplemental retirement benefit for the Participant as provided in Amendment 3 to Supplemental Retirement Agreement between the Company and the Participant dated February 1, 2004 (the "SRA Amendment"). All capitalized terms not defined herein shall have the meaning assigned to them under the Plan.

                                    ARTICLE I
                    DEFERRED COMPENSATION CONTRIBUTION AMOUNT

         The Committee has awarded $3,000,000 as the Participant's Deferred Compensation Contribution Amount under and subject to the terms of the Plan. The Deferred Compensation Contribution Amount shall be represented by Initial Stock Units allocated to the Participant's Account Balance under the Plan as of the Effective Date if the Participant is then employed by the Company or any of its affiliates.

                                   ARTICLE II
                              NON-COMPETE AGREEMENT

         1. The Participant hereby covenants and agrees that during his employment with the Company or any of its subsidiaries or affiliates, he shall not:

                  (a) become an officer, employee, consultant, director or trustee of, or provide services directly or indirectly for compensation in any capacity whatsoever to, any business enterprise other than (i) the Company or any of its subsidiaries or affiliates or (ii) as a director or trustee of an entity which (x) is not, or is not affiliated with, a financial institution whose deposits are federally insured, but subject to the written approval of the Board of Directors of the Company, which approval shall not be unreasonably withheld or delayed, or (y) is, or is affiliated with, a financial institution whose deposits are federally insured, but subject to the written approval of the Board of Directors of the Company, which approval may be withheld in its sole discretion (in the case of approval under (x) or (y) an "Approved Organization");

                  (b) directly or indirectly engage in the sale or marketing of products or services on behalf of any business enterprise (other than on behalf of the Company, its subsidiaries and affiliates or an Approved Organization);

                  (c) solicit or offer other employment to any officer or employee of the Company or any of its subsidiaries or affiliates, or take any action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of, or person or entity (including but not limited to customers and vendors) doing business with, the Company or any of its subsidiaries or affiliates to terminate his, her or its employment or business relationship with the Company or any of its subsidiaries or affiliates;

                  (d) provide any information, advice or recommendation with respect to any officer or employee of the Company or any of its subsidiaries or affiliates to any entity or person engaged in the sale or marketing of deposit taking activities, loans, insurance products, investment products, investment advisory services or investment brokerage services, or any direct or indirect subsidiary or affiliate of such entity or person, that is intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any such officer or employee to terminate his or her employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, such other entity or person; or

                  (e) be an owner of outstanding capital stock or equity ownership interest in any Competitor (as such term is defined below), except that nothing herein shall preclude the Participant from owning not more than 1% of the outstanding capital stock or equity ownership interest in any entity that is publicly traded at the time he acquires his interest therein.

         2. Subject to the opt-out right of the Participant under paragraph 3 below, the Participant hereby covenants and agrees that if he experiences a Termination of Service for any reason other than death or a Termination for Good Reason prior to the earliest of (i) January 1, 2009, (ii) the date Charles J. Koch ceases to be the Chief Executive Officer of the Company or (iii) the consummation of (not the date of shareholder approval of) a Change in Control, then continuing for a period of one year after his Termination of Service, he shall not:

                  (a) become an officer, employee, consultant, director or trustee of, or provide services directly or indirectly in any capacity whatsoever to, any financial institution whose deposit accounts are insured by the Federal Deposit Insurance Corporation or the National Credit Union Administration (or any affiliate thereof or successor thereto), or any holding company, subsidiary or affiliate of any such entity (other than the Company and its subsidiaries and affiliates) if (1) such entity or its holding company (including their respective subsidiaries and affiliates) has consolidated assets in excess of $10 billion and (2) such entity, its holding company or any of their respective subsidiaries or affiliates maintains an office or facility for the transaction of business in any state in the Continental United States (a "Competitor");

                  (b) directly or indirectly, by disclosure of customers names to others, engage in the sale or marketing of deposit taking activities, loans, insurance products, investment products, investment advisory services or investment brokerage services (other than on behalf of the Company, its subsidiaries and affiliates) to any person or entity who is known by the Participant to be a customer of the Company or any of its subsidiaries or affiliates;

                  (c) solicit or offer employment to any officer or employee of the Company or any of its subsidiaries or affiliates, or take any action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of, or person or entity (including but not limited to customers and vendors) doing business with, the Company or any of its subsidiaries or affiliates to terminate his, her or its employment or business relationship with the Company or any of its subsidiaries or affiliates; provided this subsection shall not apply to any form of media advertising of general circulation or distribution which is not targeted to any officer and/or employee, or any group of officers and/or employees, of the Company or any of its subsidiaries or affiliates;

                  (d) provide any information, advice or recommendation with respect to any officer or employee of the Company or any of its subsidiaries or affiliates to any Competitor, or any entity or person engaged in the sale or marketing of deposit taking activities, loans, insurance products, investment products, investment advisory services or investment brokerage services, or any direct or indirect subsidiary or affiliate of such entity or person, that is intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any such officer or employee to terminate his or her employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, such Competitor or other entity or person; or

                  (e) be an owner of outstanding capital stock or equity ownership interest in any Competitor, except that nothing herein shall preclude the Participant from owning not more than 1% of the outstanding capital stock or equity ownership interest in any entity that is publicly traded at the time he acquires his interest therein.

         3. If the Participant is Discharged without Cause and is subject to the provisions of paragraph 2 of this Article II during the one year period following his Termination of Service, the Participant shall be entitled to opt-out of the provisions of paragraph 2 of this Article II and become subject to the provisions of paragraph 4 of this Article II, thereby waiving and forfeiting all his rights and entitlements to his Vested Account Balance under the Plan, to the Non-Compete Payment under paragraph 8 of this Agreement, and to his enhanced supplemental retirement benefit under the SRA Amendment. The Participant shall exercise his opt-out right not later than 90 days after the date he is Discharged without Cause by executing and delivering an irrevocable written notice (the "Opt-Out Notice") to the Committee stating that he waives and forfeits his rights to his Vested Account Balance under the Plan, to the Non-Compete Payment under paragraph 8 of this Agreement, and to his enhanced supplemental retirement benefit under the SRA Amendment, and that he releases and forever discharges the Company from any and all claims and demands that the Participant has or might have under the Plan, this Agreement and to the enhanced supplemental retirement benefit under the SRA Amendment. Upon receipt by the

Committee of the Opt-Out Notice within the 90 day period specified above, all rights of the Participant, and all obligations of the Company to the Participant, under the Plan, this Agreement and relating to the enhanced supplemental retirement benefit under the SRA Amendment shall cease and terminate, and the Participant shall be relieved on a prospective basis (i.e., after the date of receipt of the Opt-Out Notice by the Committee) from his obligations under paragraph 2 of this Article II. Nothing herein is intended to relieve the Participant from liability, or diminish the Company's right to relief, with respect to any breaches or violations of this Article II by the Participant prior to the receipt of the Opt-Out Notice by the Committee or alter in any respect the continuing obligations of the Participant under paragraph 4 or 5 of this Article II.

         4. The Participant hereby further covenants and agrees that if he experiences a Termination of Service for any reason at any time and is not subject to the provisions of paragraph 2 of this Article II, then continuing for a period of one year after his Termination of Service, he shall not:

                  (a) solicit or offer employment to any officer or employee of the Company or any of its subsidiaries or affiliates, or take any action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of the Company or any of its subsidiaries or affiliates to terminate his or her employment relationship with the Company or any of its subsidiaries or affiliates; provided this subsection shall not apply to any form of media advertising of general circulation or distribution which is not targeted to any officer and/or employee, or any group of officers and/or employees, of the Company or any of its subsidiaries or affiliates; or

                  (b) provide any information, advice or recommendation with respect to any officer or employee of the Company or any of its subsidiaries or affiliates to any Competitor, or any entity or person engaged in the sale or marketing of deposit taking activities, loans, insurance products, investment products, investment advisory services or investment brokerage services, or any direct or indirect subsidiary or affiliate of such entity or person, that is intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any such officer or employee to terminate his or her employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, such Competitor or other entity or person.

         5. The Participant hereby further covenants and agrees at all times to keep in strict confidence, and to not, directly or indirectly, at any time disclose or use (except in the course of performing his duties on behalf of the Company, its subsidiaries or affiliates) any trade secrets or confidential business or technical information of the Company, its subsidiaries or affiliates or their respective customers or vendors (the "Confidential Information"), without limitation as to when or how the Participant may have acquired such information. The Confidential Information shall include, without limitation, business and marketing methods, policies, techniques, and strategies; research and development relating to products and services; customer and vendor information and contracts, methods of operation; business, financial and strategic plans; financial information; and human resources policies, practices and procedures. The Confidential Information shall not include information that is or becomes publicly available other than as a result of disclosure by the Participant. The Participant specifically acknowledges that the

Confidential Information derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from its disclosure or use, that reasonable efforts have been put forth by the Company, its subsidiaries and affiliates to maintain the secrecy of such information, that such information is the sole property of the Company, its subsidiaries and affiliates and that any retention and use of such information during or after the Participant's employment with the Company, its subsidiaries and affiliates (except in the course of performing his duties on behalf of the Company, its subsidiaries or affiliates) shall constitute a violation of this paragraph 5 and a misappropriation of the Confidential Information. The Participant further agrees that upon his Termination of Service he will return to the Company, its subsidiaries and affiliates, in good condition, all property of the Company, including, without limitation, the Confidential Information. In the event that any such property is not so returned, the Company shall have the right to charge the Participant for all reasonable damages, costs, attorney's fees and other expenses incurred in searching for, taking, removing. and/or recovering such property. In the event that the Participant is advised in writing by his legal counsel that he is required by subpoena or other legal process to disclose any of the Confidential Information, the Participant shall promptly notify the Company of this situation and shall promptly provide the Company with a copy of the written advice of legal counsel so that the Company or one of its subsidiaries or affiliates may seek a protective order or other appropriate remedy. If a protective order or other appropriate remedy is not obtained in a reasonable period of time, the Participant may furnish only that portion of the Confidential Information that he is advised by legal counsel is legally required.

         6. If the period of time set forth in paragraph 2 or 4, whichever is applicable, of this Article II should be adjudged to be unreasonable by any court of competent jurisdiction, then the court making such judgment shall have the power to reduce the period of time by such number of months as is required so that such restriction may be enforced for such time as is adjudged to be reasonable. Similarly, if any other portion of paragraph 1, 2, 4 or 5 of this
Article II is adjudged to be unreasonable by any court of competent jurisdiction, then the court making such judgment shall have the power to, and shall, reduce such scope or restriction so that it shall extend to the maximum extent permissible under the law and no further.

         7. The Participant acknowledges that the restraints placed upon him under paragraphs 1, 2, 4 and 5 of this Article II are fair and reasonable under the circumstances and that if he should commit a breach of any of the provisions thereof the Company's remedies at law would be inadequate to compensate it for its damages. The parties agree that in the event of any breach by the Participant of any of the provisions of paragraph 1, 2, 4 or 5 of this
Article II, then in addition to the forfeiture of the Participant's Vested Account Balance as provided in the Plan and the forfeiture of the Participant's enhanced supplemental retirement benefit as provided in the SRA Amendment, the Company shall be entitled to (i) injunctive relief and (ii) such other relief as is available at law or in equity. Any dispute or controversy arising under or in connection with this Agreement that seeks solely monetary damages (i.e., does not seek any form of equitable relief such as an injunction) shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association as then in effect in Cleveland, Ohio. The arbitrator's award shall be binding and conclusive upon the parties and judgment may be entered on the arbitrator's award in any court having jurisdiction. In the event of any judicial or arbitration proceeding between the Participant and the Company, or any of the Company's subsidiaries or affiliates, under this Agreement, the prevailing party in such action shall be entitled to recover reasonable fees and disbursements of his or its counsel (plus any costs) incurred by such prevailing party in connection with such proceeding from the other party, provided the amount thereof in any and all such proceedings shall not exceed $50,000. Moreover, if the Participant has violated any of the provisions of paragraph 2 or 4, whichever is applicable, of this Article II, the Company's right to injunctive relief shall include, without limitation, the imposition of an additional period of time during which the Participant will be required to comply with the provisions of paragraph 2 or 4 of this Article II, which period of time shall not be less than the period of time the Participant was in violation of the provisions thereof. If the Company or any of its subsidiaries or affiliates is required in any injunction proceeding to post a bond, the parties agree that it shall be in a nominal amount.

         8. Except as provided below, if the provisions of paragraph 2 are applicable to the Participant during the entire one year period next following his Termination of Service or until his death during such one year period, then in that event, within thirty days after the expiration of such one year period or his death, whichever shall first occur, the Company shall pay the Participant or his estate, whichever the case may be, a single lump sum cash Non-Compete Payment in an amount equal to 50% of the Participant's annual base salary (from the Company, its subsidiaries and affiliates) as in effect immediately prior to his Termination of Service, subject to deduction for any applicable withholding taxes. Notwithstanding the foregoing, in the event the Participant has experienced a Termination for Cause or has committed any violation of any of the provisions of paragraph 1 or 5 of this Article II during his employment with the Company or its affiliates or any of the provisions of paragraph 2 or 5 of this
Article II during the one year period after his Termination of Service, then neither the Participant nor his estate shall be entitled to the Non-Compete Payment.

         9.       The parties agree that the Non-Compete Agreement set forth in
Article II of this Agreement shall supercede and replace Section 10 of the Participant's Employment Agreement. Accordingly, the provisions of Section 10 of the Participant's Employment Agreement shall cease, terminate and have no further force or effect and the provisions of Article II of this Agreement contain the full contract between the parties relating to the non-competition, non-solicitation and non-disclosure obligations of the Participant.

         This Agreement may be executed in counterparts, each of which shall be deemed an original.

         THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

                                           CHARTER ONE FINANCIAL, INC.

/s/ Richard W. Neu                         By: /s/ Charles J. Koch
-------------------------------                ---------------------------------
Richard W. Neu, Participant                Charles J. Koch
Dated: 1/14/04                             President and Chief Executive Officer
       ------------------------            Dated: 1/14/04
                                                  ------------------------------

                                                                  [JOHN D. KOCH]

                           CHARTER ONE FINANCIAL, INC.
           2004 SENIOR EXECUTIVE STOCK UNIT DEFERRED COMPENSATION PLAN
                                    AGREEMENT

         CHARTER ONE FINANCIAL, INC. (the "Company") has adopted and is a party to the Charter One Financial, Inc. 2004 Senior Executive Stock Unit Deferred Compensation Plan (the "Plan"). The Company and the undersigned senior executive officer of the Company (the "Participant") hereby agree that, in consideration of the Participant agreeing to the non-competition, non-solicitation, non-disclosure and related provisions contained in Article II below (the "Non-Compete Agreement"), (i) the Participant shall participate in the Plan as of the Effective Date, (ii) the Company shall allocate a deferred compensation retention award to the Participant as provided in Article I below, and (iii) the Company agrees in certain circumstances to pay separate and additional cash consideration to the Participant in exchange for his Non-Compete Agreement as provided in paragraph 8 of Article II below (the "Non-Compete Payment"). The Participant does hereby acknowledge that he has been provided with a copy of the Plan and he does specifically agree to the terms and conditions thereof. The Participant understands that his entitlement (or his Beneficiary's entitlement) to receive his Account Balance under the Plan shall be subject to all provisions of the Plan. The Plan is part and parcel of the 2004 Senior Executive Retention Plan of the Company which also includes an enhanced supplemental retirement benefit for the Participant as provided in Amendment 3 to Supplemental Retirement Agreement between the Company and the Participant dated February 1, 2004 (the "SRA Amendment"). All capitalized terms not defined herein shall have the meaning assigned to them under the Plan.

                                    ARTICLE I
                    DEFERRED COMPENSATION CONTRIBUTION AMOUNT

         The Committee has awarded $3,000,000 as the Participant's Deferred Compensation Contribution Amount under and subject to the terms of the Plan. The Deferred Compensation Contribution Amount shall be represented by Initial Stock Units allocated to the Participant's Account Balance under the Plan as of the Effective Date if the Participant is then employed by the Company or any of its affiliates.

                                   ARTICLE II
                              NON-COMPETE AGREEMENT

         1. The Participant hereby covenants and agrees that during his employment with the Company or any of its subsidiaries or affiliates, he shall not:

                  (a) become an officer, employee, consultant, director or trustee of, or provide services directly or indirectly for compensation in any capacity whatsoever to, any business enterprise other than (i) the Company or any of its subsidiaries or affiliates or (ii) as a director or trustee of an entity which (x) is not, or is not affiliated with, a financial institution whose deposits are federally insured, but subject to the written approval of the Board of Directors of the Company, which approval shall not be unreasonably withheld or delayed, or (y) is, or is affiliated with, a financial institution whose deposits are federally insured, but subject to the written approval of the Board of Directors of the Company, which approval may be withheld in its sole discretion (in the case of approval under (x) or (y) an "Approved Organization");

                  (b) directly or indirectly engage in the sale or marketing of products or services on behalf of any business enterprise (other than on behalf of the Company, its subsidiaries and affiliates or an Approved Organization);

                  (c) solicit or offer other employment to any officer or employee of the Company or any of its subsidiaries or affiliates, or take any action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of, or person or entity (including but not limited to customers and vendors) doing business with, the Company or any of its subsidiaries or affiliates to terminate his, her or its employment or business relationship with the Company or any of its subsidiaries or affiliates;

                  (d) provide any information, advice or recommendation with respect to any officer or employee of the Company or any of its subsidiaries or affiliates to any entity or person engaged in the sale or marketing of deposit taking activities, loans, insurance products, investment products, investment advisory services or investment brokerage services, or any direct or indirect subsidiary or affiliate of such entity or person, that is intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any such officer or employee to terminate his or her employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, such other entity or person; or

                  (e) be an owner of outstanding capital stock or equity ownership interest in any Competitor (as such term is defined below), except that nothing herein shall preclude the Participant from owning not more than 1% of the outstanding capital stock or equity ownership interest in any entity that is publicly traded at the time he acquires his interest therein.

         2. Subject to the opt-out right of the Participant under paragraph 3 below, the Participant hereby covenants and agrees that if he experiences a Termination of Service for any reason other than death or a Termination for Good Reason prior to the earliest of (i) January 1, 2009, (ii) the date Charles J. Koch ceases to be the Chief Executive Officer of the Company or (iii) the consummation of (not the date of shareholder approval of) a Change in Control, then continuing for a period of one year after his Termination of Service, he shall not:

                  (a) become an officer, employee, consultant, director or trustee of, or provide services directly or indirectly in any capacity whatsoever to, any financial institution whose deposit accounts are insured by the Federal Deposit Insurance Corporation or the National Credit Union Administration (or any affiliate thereof or successor thereto), or any holding company, subsidiary or affiliate of any such entity (other than the Company and its subsidiaries and affiliates) if (1) such entity or its holding company (including their respective subsidiaries and affiliates) has consolidated assets in excess of $10 billion and (2) such entity, its holding company or any of their respective subsidiaries or affiliates maintains an office or facility for the transaction of business in any state in the Continental United States (a "Competitor");

                  (b) directly or indirectly, by disclosure of customers names to others, engage in the sale or marketing of deposit taking activities, loans, insurance products, investment products, investment advisory services or investment brokerage services (other than on behalf of the Company, its subsidiaries and affiliates) to any person or entity who is known by the Participant to be a customer of the Company or any of its subsidiaries or affiliates;

                  (c) solicit or offer employment to any officer or employee of the Company or any of its subsidiaries or affiliates, or take any action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of, or person or entity (including but not limited to customers and vendors) doing business with, the Company or any of its subsidiaries or affiliates to terminate his, her or its employment or business relationship with the Company or any of its subsidiaries or affiliates; provided this subsection shall not apply to any form of media advertising of general circulation or distribution which is not targeted to any officer and/or employee, or any group of officers and/or employees, of the Company or any of its subsidiaries or affiliates;

                  (d) provide any information, advice or recommendation with respect to any officer or employee of the Company or any of its subsidiaries or affiliates to any Competitor, or any entity or person engaged in the sale or marketing of deposit taking activities, loans, insurance products, investment products, investment advisory services or investment brokerage services, or any direct or indirect subsidiary or affiliate of such entity or person, that is intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any such officer or employee to terminate his or her employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, such Competitor or other entity or person; or

                  (e) be an owner of outstanding capital stock or equity ownership interest in any Competitor, except that nothing herein shall preclude the Participant from owning not more than 1% of the outstanding capital stock or equity ownership interest in any entity that is publicly traded at the time he acquires his interest therein.

         3. If the Participant is Discharged without Cause and is subject to the provisions of paragraph 2 of this Article II during the one year period following his Termination of Service, the Participant shall be entitled to opt-out of the provisions of paragraph 2 of this Article II and become subject to the provisions of paragraph 4 of this Article II, thereby waiving and forfeiting all his rights and entitlements to his Vested Account Balance under the Plan, to the Non-Compete Payment under paragraph 8 of this Agreement, and to his enhanced supplemental retirement benefit under the SRA Amendment. The Participant shall exercise his opt-out right not later than 90 days after the date he is Discharged without Cause by executing and delivering an irrevocable written notice (the "Opt-Out Notice") to the Committee stating that he waives and forfeits his rights to his Vested Account Balance under the Plan, to the Non-Compete Payment under paragraph 8 of this Agreement, and to his enhanced supplemental retirement benefit under the SRA Amendment, and that he releases and forever discharges the Company from any and all claims and demands that the Participant has or might have under the Plan, this Agreement and to the enhanced supplemental retirement benefit under the SRA Amendment. Upon receipt by the

Committee of the Opt-Out Notice within the 90 day period specified above, all rights of the Participant, and all obligations of the Company to the Participant, under the Plan, this Agreement and relating to the enhanced supplemental retirement benefit under the SRA Amendment shall cease and terminate, and the Participant shall be relieved on a prospective basis (i.e., after the date of receipt of the Opt-Out Notice by the Committee) from his obligations under paragraph 2 of this Article II. Nothing herein is intended to relieve the Participant from liability, or diminish the Company's right to relief, with respect to any breaches or violations of this Article II by the Participant prior to the receipt of the Opt-Out Notice by the Committee or alter in any respect the continuing obligations of the Participant under paragraph 4 or 5 of this Article II.

         4. The Participant hereby further covenants and agrees that if he experiences a Termination of Service for any reason at any time and is not subject to the provisions of paragraph 2 of this Article II, then continuing for a period of one year after his Termination of Service, he shall not:

                  (a) solicit or offer employment to any officer or employee of the Company or any of its subsidiaries or affiliates, or take any action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of the Company or any of its subsidiaries or affiliates to terminate his or her employment relationship with the Company or any of its subsidiaries or affiliates; provided this subsection shall not apply to any form of media advertising of general circulation or distribution which is not targeted to any officer and/or employee, or any group of officers and/or employees, of the Company or any of its subsidiaries or affiliates; or

                  (b) provide any information, advice or recommendation with respect to any officer or employee of the Company or any of its subsidiaries or affiliates to any Competitor, or any entity or person engaged in the sale or marketing of deposit taking activities, loans, insurance products, investment products, investment advisory services or investment brokerage services, or any direct or indirect subsidiary or affiliate of such entity or person, that is intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any such officer or employee to terminate his or her employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, such Competitor or other entity or person.

         5. The Participant hereby further covenants and agrees at all times to keep in strict confidence, and to not, directly or indirectly, at any time disclose or use (except in the course of performing his duties on behalf of the Company, its subsidiaries or affiliates) any trade secrets or confidential business or technical information of the Company, its subsidiaries or affiliates or their respective customers or vendors (the "Confidential Information"), without limitation as to when or how the Participant may have acquired such information. The Confidential Information shall include, without limitation, business and marketing methods, policies, techniques, and strategies; research and development relating to products and services; customer and vendor information and contracts, methods of operation; business, financial and strategic plans; financial information; and human resources policies, practices and procedures. The Confidential Information shall not include information that is or becomes publicly available other than as a result of disclosure by the Participant. The Participant specifically acknowledges that the

Confidential Information derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from its disclosure or use, that reasonable efforts have been put forth by the Company, its subsidiaries and affiliates to maintain the secrecy of such information, that such information is the sole property of the Company, its subsidiaries and affiliates and that any retention and use of such information during or after the Participant's employment with the Company, its subsidiaries and affiliates (except in the course of performing his duties on behalf of the Company, its subsidiaries or affiliates) shall constitute a violation of this paragraph 5 and a misappropriation of the Confidential Information. The Participant further agrees that upon his Termination of Service he will return to the Company, its subsidiaries and affiliates, in good condition, all property of the Company, including, without limitation, the Confidential Information. In the event that any such property is not so returned, the Company shall have the right to charge the Participant for all reasonable damages, costs, attorney's fees and other expenses incurred in searching for, taking, removing. and/or recovering such property. In the event that the Participant is advised in writing by his legal counsel that he is required by subpoena or other legal process to disclose any of the Confidential Information, the Participant shall promptly notify the Company of this situation and shall promptly provide the Company with a copy of the written advice of legal counsel so that the Company or one of its subsidiaries or affiliates may seek a protective order or other appropriate remedy. If a protective order or other appropriate remedy is not obtained in a reasonable period of time, the Participant may furnish only that portion of the Confidential Information that he is advised by legal counsel is legally required.

         6. If the period of time set forth in paragraph 2 or 4, whichever is applicable, of this Article II should be adjudged to be unreasonable by any court of competent jurisdiction, then the court making such judgment shall have the power to reduce the period of time by such number of months as is required so that such restriction may be enforced for such time as is adjudged to be reasonable. Similarly, if any other portion of paragraph 1, 2, 4 or 5 of this
Article II is adjudged to be unreasonable by any court of competent jurisdiction, then the court making such judgment shall have the power to, and shall, reduce such scope or restriction so that it shall extend to the maximum extent permissible under the law and no further.

         7. The Participant acknowledges that the restraints placed upon him under paragraphs 1, 2, 4 and 5 of this Article II are fair and reasonable under the circumstances and that if he should commit a breach of any of the provisions thereof the Company's remedies at law would be inadequate to compensate it for its damages. The parties agree that in the event of any breach by the Participant of any of the provisions of paragraph 1, 2, 4 or 5 of this
Article II, then in addition to the forfeiture of the Participant's Vested Account Balance as provided in the Plan and the forfeiture of the Participant's enhanced supplemental retirement benefit as provided in the SRA Amendment, the Company shall be entitled to (i) injunctive relief and (ii) such other relief as is available at law or in equity. Any dispute or controversy arising under or in connection with this Agreement that seeks solely monetary damages (i.e., does not seek any form of equitable relief such as an injunction) shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association as then in effect in Cleveland, Ohio. The arbitrator's award shall be binding and conclusive upon the parties and judgment may be entered on the arbitrator's award in any court having jurisdiction. In the event of any judicial or arbitration proceeding between the Participant and the Company, or any of the Company's subsidiaries or affiliates, under this Agreement, the prevailing party in such action shall be entitled to recover reasonable fees and disbursements of his or its counsel (plus any costs) incurred by such prevailing party in connection with such proceeding from the other party, provided the amount thereof in any and all such proceedings shall not exceed $50,000. Moreover, if the Participant has violated any of the provisions of paragraph 2 or 4, whichever is applicable, of this Article II, the Company's right to injunctive relief shall include, without limitation, the imposition of an additional period of time during which the Participant will be required to comply with the provisions of paragraph 2 or 4 of this Article II, which period of time shall not be less than the period of time the Participant was in violation of the provisions thereof. If the Company or any of its subsidiaries or affiliates is required in any injunction proceeding to post a bond, the parties agree that it shall be in a nominal amount.

         8. Except as provided below, if the provisions of paragraph 2 are applicable to the Participant during the entire one year period next following his Termination of Service or until his death during such one year period, then in that event, within thirty days after the expiration of such one year period or his death, whichever shall first occur, the Company shall pay the Participant or his estate, whichever the case may be, a single lump sum cash Non-Compete Payment in an amount equal to 50% of the Participant's annual base salary (from the Company, its subsidiaries and affiliates) as in effect immediately prior to his Termination of Service, subject to deduction for any applicable withholding taxes. Notwithstanding the foregoing, in the event the Participant has experienced a Termination for Cause or has committed any violation of any of the provisions of paragraph 1 or 5 of this Article II during his employment with the Company or its affiliates or any of the provisions of paragraph 2 or 5 of this
Article II during the one year period after his Termination of Service, then neither the Participant nor his estate shall be entitled to the Non-Compete Payment.

         9.       The parties agree that the Non-Compete Agreement set forth in
Article II of this Agreement shall supercede and replace Section 10 of the Participant's Employment Agreement. Accordingly, the provisions of Section 10 of the Participant's Employment Agreement shall cease, terminate and have no further force or effect and the provisions of Article II of this Agreement contain the full contract between the parties relating to the non-competition, non-solicitation and non-disclosure obligations of the Participant.

         This Agreement may be executed in counterparts, each of which shall be deemed an original.

         THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

                                            CHARTER ONE FINANCIAL, INC.

/s/ John D. Koch                           By /s/ Charles J. Koch
-------------------------------               ----------------------------------
John D. Koch, Participant                  Charles J. Koch
Dated: 1/14/04                             President and Chief Executive Officer
       ------------------------            Dated: 1/14/04
                                                  ------------------------------

                                                                [MARK D. GROSSI]


                           CHARTER ONE FINANCIAL, INC.
           2004 SENIOR EXECUTIVE STOCK UNIT DEFERRED COMPENSATION PLAN
                                   AGREEMENT

         CHARTER ONE FINANCIAL, INC. (the "Company") has adopted and is a party to the Charter One Financial, Inc. 2004 Senior Executive Stock Unit Deferred Compensation Plan (the "Plan"). The Company and the undersigned senior executive officer of the Company (the "Participant") hereby agree that, in consideration of the Participant agreeing to the non-competition, non-solicitation, non-disclosure and related provisions contained in Article II below (the "Non-Compete Agreement"), (i) the Participant shall participate in the Plan as of the Effective Date, (ii) the Company shall allocate a deferred compensation retention award to the Participant as provided in Article I below, and (iii) the Company agrees in certain circumstances to pay separate and additional cash consideration to the Participant in exchange for his Non-Compete Agreement as provided in paragraph 8 of Article II below (the "Non-Compete Payment"). The Participant does hereby acknowledge that he has been provided with a copy of the Plan and he does specifically agree to the terms and conditions thereof. The Participant understands that his entitlement (or his Beneficiary's entitlement) to receive his Account Balance under the Plan shall be subject to all provisions of the Plan. The Plan is part and parcel of the 2004 Senior Executive Retention Plan of the Company which also includes an enhanced supplemental retirement benefit for the Participant as provided in Amendment 3 to Supplemental Retirement Agreement between the Company and the Participant dated February 1, 2004 (the "SRA Amendment"). All capitalized terms not defined herein shall have the meaning assigned to them under the Plan.

                                    ARTICLE I
                    DEFERRED COMPENSATION CONTRIBUTION AMOUNT

         The Committee has awarded $3,000,000 as the Participant's Deferred Compensation Contribution Amount under and subject to the terms of the Plan. The Deferred Compensation Contribution Amount shall be represented by Initial Stock Units allocated to the Participant's Account Balance under the Plan as of the Effective Date if the Participant is then employed by the Company or any of its affiliates.

                                   ARTICLE II
                              NON-COMPETE AGREEMENT

         1. The Participant hereby covenants and agrees that during his employment with the Company or any of its subsidiaries or affiliates, he shall not:

                  (a) become an officer, employee, consultant, director or trustee of, or provide services directly or indirectly for compensation in any capacity whatsoever to, any business enterprise other than (i) the Company or any of its subsidiaries or affiliates or (ii) as a director or trustee of an entity which (x) is not, or is not affiliated with, a financial institution whose deposits are federally insured, but subject to the written approval of the Board of Directors of the Company, which approval shall not be unreasonably withheld or delayed, or (y) is, or is affiliated with, a financial institution whose deposits are federally insured, but subject to the written approval of the Board of Directors of the Company, which approval may be withheld in its sole discretion (in the case of approval under (x) or (y) an "Approved Organization");

                  (b) directly or indirectly engage in the sale or marketing of products or services on behalf of any business enterprise (other than on behalf of the Company, its subsidiaries and affiliates or an Approved Organization);

                  (c) solicit or offer other employment to any officer or employee of the Company or any of its subsidiaries or affiliates, or take any action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of, or person or entity (including but not limited to customers and vendors) doing business with, the Company or any of its subsidiaries or affiliates to terminate his, her or its employment or business relationship with the Company or any of its subsidiaries or affiliates;

                  (d) provide any information, advice or recommendation with respect to any officer or employee of the Company or any of its subsidiaries or affiliates to any entity or person engaged in the sale or marketing of deposit taking activities, loans, insurance products, investment products, investment advisory services or investment brokerage services, or any direct or indirect subsidiary or affiliate of such entity or person, that is intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any such officer or employee to terminate his or her employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, such other entity or person; or

                  (e) be an owner of outstanding capital stock or equity ownership interest in any Competitor (as such term is defined below), except that nothing herein shall preclude the Participant from owning not more than 1% of the outstanding capital stock or equity ownership interest in any entity that is publicly traded at the time he acquires his interest therein.

         2. Subject to the opt-out right of the Participant under paragraph 3 below, the Participant hereby covenants and agrees that if he experiences a Termination of Service for any reason other than death or a Termination for Good Reason prior to the earliest of (i) January 1, 2009, (ii) the date Charles J. Koch ceases to be the Chief Executive Officer of the Company or (iii) the consummation of (not the date of shareholder approval of) a Change in Control, then continuing for a period of one year after his Termination of Service, he shall not:

                  (a) become an officer, employee, consultant, director or trustee of, or provide services directly or indirectly in any capacity whatsoever to, any financial institution whose deposit accounts are insured by the Federal Deposit Insurance Corporation or the National Credit Union Administration (or any affiliate thereof or successor thereto), or any holding company, subsidiary or affiliate of any such entity (other than the Company and its subsidiaries and affiliates) if (1) such entity or its holding company (including their respective subsidiaries and affiliates) has consolidated assets in excess of $10 billion and (2) such entity, its holding company or any of their respective subsidiaries or affiliates maintains an office or facility for the transaction of business in any state in the Continental United States (a "Competitor");

                  (b) directly or indirectly, by disclosure of customers names to others, engage in the sale or marketing of deposit taking activities, loans, insurance products, investment products, investment advisory services or investment brokerage services (other than on behalf of the Company, its subsidiaries and affiliates) to any person or entity who is known by the Participant to be a customer of the Company or any of its subsidiaries or affiliates;

                  (c) solicit or offer employment to any officer or employee of the Company or any of its subsidiaries or affiliates, or take any action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of, or person or entity (including but not limited to customers and vendors) doing business with, the Company or any of its subsidiaries or affiliates to terminate his, her or its employment or business relationship with the Company or any of its subsidiaries or affiliates; provided this subsection shall not apply to any form of media advertising of general circulation or distribution which is not targeted to any officer and/or employee, or any group of officers and/or employees, of the Company or any of its subsidiaries or affiliates;

                  (d) provide any information, advice or recommendation with respect to any officer or employee of the Company or any of its subsidiaries or affiliates to any Competitor, or any entity or person engaged in the sale or marketing of deposit taking activities, loans, insurance products, investment products, investment advisory services or investment brokerage services, or any direct or indirect subsidiary or affiliate of such entity or person, that is intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any such officer or employee to terminate his or her employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, such Competitor or other entity or person; or

                  (e) be an owner of outstanding capital stock or equity ownership interest in any Competitor, except that nothing herein shall preclude the Participant from owning not more than 1% of the outstanding capital stock or equity ownership interest in any entity that is publicly traded at the time he acquires his interest therein.

         3. If the Participant is Discharged without Cause and is subject to the provisions of paragraph 2 of this Article II during the one year period following his Termination of Service, the Participant shall be entitled to opt-out of the provisions of paragraph 2 of this Article II and become subject to the provisions of paragraph 4 of this Article II, thereby waiving and forfeiting all his rights and entitlements to his Vested Account Balance under the Plan, to the Non-Compete Payment under paragraph 8 of this Agreement, and to his enhanced supplemental retirement benefit under the SRA Amendment. The Participant shall exercise his opt-out right not later than 90 days after the date he is Discharged without Cause by executing and delivering an irrevocable written notice (the "Opt-Out Notice") to the Committee stating that he waives and forfeits his rights to his Vested Account Balance under the Plan, to the Non-Compete Payment under paragraph 8 of this Agreement, and to his enhanced supplemental retirement benefit under the SRA Amendment, and that he releases and forever discharges the Company from any and all claims and demands that the Participant has or might have under the Plan, this Agreement and to the enhanced supplemental retirement benefit under the SRA Amendment. Upon receipt by the

Committee of the Opt-Out Notice within the 90 day period specified above, all rights of the Participant, and all obligations of the Company to the Participant, under the Plan, this Agreement and relating to the enhanced supplemental retirement benefit under the SRA Amendment shall cease and terminate, and the Participant shall be relieved on a prospective basis (i.e., after the date of receipt of the Opt-Out Notice by the Committee) from his obligations under paragraph 2 of this Article II. Nothing herein is intended to relieve the Participant from liability, or diminish the Company's right to relief, with respect to any breaches or violations of this Article II by the Participant prior to the receipt of the Opt-Out Notice by the Committee or alter in any respect the continuing obligations of the Participant under paragraph 4 or 5 of this Article II.

         4. The Participant hereby further covenants and agrees that if he experiences a Termination of Service for any reason at any time and is not subject to the provisions of paragraph 2 of this Article II, then continuing for a period of one year after his Termination of Service, he shall not:

                  (a) solicit or offer employment to any officer or employee of the Company or any of its subsidiaries or affiliates, or take any action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of the Company or any of its subsidiaries or affiliates to terminate his or her employment relationship with the Company or any of its subsidiaries or affiliates; provided this subsection shall not apply to any form of media advertising of general circulation or distribution which is not targeted to any officer and/or employee, or any group of officers and/or employees, of the Company or any of its subsidiaries or affiliates; or

                  (b) provide any information, advice or recommendation with respect to any officer or employee of the Company or any of its subsidiaries or affiliates to any Competitor, or any entity or person engaged in the sale or marketing of deposit taking activities, loans, insurance products, investment products, investment advisory services or investment brokerage services, or any direct or indirect subsidiary or affiliate of such entity or person, that is intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any such officer or employee to terminate his or her employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, such Competitor or other entity or person.

         5. The Participant hereby further covenants and agrees at all times to keep in strict confidence, and to not, directly or indirectly, at any time disclose or use (except in the course of performing his duties on behalf of the Company, its subsidiaries or affiliates) any trade secrets or confidential business or technical information of the Company, its subsidiaries or affiliates or their respective customers or vendors (the "Confidential Information"), without limitation as to when or how the Participant may have acquired such information. The Confidential Information shall include, without limitation, business and marketing methods, policies, techniques, and strategies; research and development relating to products and services; customer and vendor information and contracts, methods of operation; business, financial and strategic plans; financial information; and human resources policies, practices and procedures. The Confidential Information shall not include information that is or becomes publicly available other than as a result of disclosure by the Participant. The Participant specifically acknowledges that the

Confidential Information derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from its disclosure or use, that reasonable efforts have been put forth by the Company, its subsidiaries and affiliates to maintain the secrecy of such information, that such information is the sole property of the Company, its subsidiaries and affiliates and that any retention and use of such information during or after the Participant's employment with the Company, its subsidiaries and affiliates (except in the course of performing his duties on behalf of the Company, its subsidiaries or affiliates) shall constitute a violation of this paragraph 5 and a misappropriation of the Confidential Information. The Participant further agrees that upon his Termination of Service he will return to the Company, its subsidiaries and affiliates, in good condition, all property of the Company, including, without limitation, the Confidential Information. In the event that any such property is not so returned, the Company shall have the right to charge the Participant for all reasonable damages, costs, attorney's fees and other expenses incurred in searching for, taking, removing. and/or recovering such property. In the event that the Participant is advised in writing by his legal counsel that he is required by subpoena or other legal process to disclose any of the Confidential Information, the Participant shall promptly notify the Company of this situation and shall promptly provide the Company with a copy of the written advice of legal counsel so that the Company or one of its subsidiaries or affiliates may seek a protective order or other appropriate remedy. If a protective order or other appropriate remedy is not obtained in a reasonable period of time, the Participant may furnish only that portion of the Confidential Information that he is advised by legal counsel is legally required.

         6. If the period of time set forth in paragraph 2 or 4, whichever is applicable, of this Article II should be adjudged to be unreasonable by any court of competent jurisdiction, then the court making such judgment shall have the power to reduce the period of time by such number of months as is required so that such restriction may be enforced for such time as is adjudged to be reasonable. Similarly, if any other portion of paragraph 1, 2, 4 or 5 of this
Article II is adjudged to be unreasonable by any court of competent jurisdiction, then the court making such judgment shall have the power to, and shall, reduce such scope or restriction so that it shall extend to the maximum extent permissible under the law and no further.

         7. The Participant acknowledges that the restraints placed upon him under paragraphs 1, 2, 4 and 5 of this Article II are fair and reasonable under the circumstances and that if he should commit a breach of any of the provisions thereof the Company's remedies at law would be inadequate to compensate it for its damages. The parties agree that in the event of any breach by the Participant of any of the provisions of paragraph 1, 2, 4 or 5 of this
Article II, then in addition to the forfeiture of the Participant's Vested Account Balance as provided in the Plan and the forfeiture of the Participant's enhanced supplemental retirement benefit as provided in the SRA Amendment, the Company shall be entitled to (i) injunctive relief and (ii) such other relief as is available at law or in equity. Any dispute or controversy arising under or in connection with this Agreement that seeks solely monetary damages (i.e., does not seek any form of equitable relief such as an injunction) shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association as then in effect in Cleveland, Ohio. The arbitrator's award shall be binding and conclusive upon the parties and judgment may be entered on the arbitrator's award in any court having jurisdiction. In the event of any judicial or arbitration proceeding between the Participant and the Company, or any of the Company's subsidiaries or affiliates, under this Agreement, the prevailing party in such action shall be entitled to recover reasonable fees and disbursements of his or its counsel (plus any costs) incurred by such prevailing party in connection with such proceeding from the other party, provided the amount thereof in any and all such proceedings shall not exceed $50,000. Moreover, if the Participant has violated any of the provisions of paragraph 2 or 4, whichever is applicable, of this Article II, the Company's right to injunctive relief shall include, without limitation, the imposition of an additional period of time during which the Participant will be required to comply with the provisions of paragraph 2 or 4 of this Article II, which period of time shall not be less than the period of time the Participant was in violation of the provisions thereof. If the Company or any of its subsidiaries or affiliates is required in any injunction proceeding to post a bond, the parties agree that it shall be in a nominal amount.

         8. Except as provided below, if the provisions of paragraph 2 are applicable to the Participant during the entire one year period next following his Termination of Service or until his death during such one year period, then in that event, within thirty days after the expiration of such one year period or his death, whichever shall first occur, the Company shall pay the Participant or his estate, whichever the case may be, a single lump sum cash Non-Compete Payment in an amount equal to 50% of the Participant's annual base salary (from the Company, its subsidiaries and affiliates) as in effect immediately prior to his Termination of Service, subject to deduction for any applicable withholding taxes. Notwithstanding the foregoing, in the event the Participant has experienced a Termination for Cause or has committed any violation of any of the provisions of paragraph 1 or 5 of this Article II during his employment with the Company or its affiliates or any of the provisions of paragraph 2 or 5 of this
Article II during the one year period after his Termination of Service, then neither the Participant nor his estate shall be entitled to the Non-Compete Payment.

         9.       The parties agree that the Non-Compete Agreement set forth in
Article II of this Agreement shall supercede and replace Section 10 of the Participant's Employment Agreement. Accordingly, the provisions of Section 10 of the Participant's Employment Agreement shall cease, terminate and have no further force or effect and the provisions of Article II of this Agreement contain the full contract between the parties relating to the non-competition, non-solicitation and non-disclosure obligations of the Participant.

         This Agreement may be executed in counterparts, each of which shall be deemed an original.

         THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

                                           CHARTER ONE FINANCIAL, INC.

/s/ Mark D. Grossi                         By /s/ Charles J. Koch
-------------------------------               ----------------------------------
Mark D. Grossi, Participant                Charles J. Koch
Dated: 1/14/04                             President and Chief Executive Officer
       ------------------------            Dated: 1/14/04
                                                  ------------------------------

                                                                [ROBERT J. VANA]

                           CHARTER ONE FINANCIAL, INC.
           2004 SENIOR EXECUTIVE STOCK UNIT DEFERRED COMPENSATION PLAN
                                   AGREEMENT

         CHARTER ONE FINANCIAL, INC. (the "Company") has adopted and is a party to the Charter One Financial, Inc. 2004 Senior Executive Stock Unit Deferred Compensation Plan (the "Plan"). The Company and the undersigned senior executive officer of the Company (the "Participant") hereby agree that, in consideration of the Participant agreeing to the non-competition, non-solicitation, non-disclosure and related provisions contained in Article II below (the "Non-Compete Agreement"), (i) the Participant shall participate in the Plan as of the Effective Date, (ii) the Company shall allocate a deferred compensation retention award to the Participant as provided in Article I below, and (iii) the Company agrees in certain circumstances to pay separate and additional cash consideration to the Participant in exchange for his Non-Compete Agreement as provided in paragraph 8 of Article II below (the "Non-Compete Payment"). The Participant does hereby acknowledge that he has been provided with a copy of the Plan and he does specifically agree to the terms and conditions thereof. The Participant understands that his entitlement (or his Beneficiary's entitlement) to receive his Account Balance under the Plan shall be subject to all provisions of the Plan. The Plan is part and parcel of the 2004 Senior Executive Retention Plan of the Company which also includes an enhanced supplemental retirement benefit for the Participant as provided in Amendment 3 to Supplemental Retirement Agreement between the Company and the Participant dated February 1, 2004 (the "SRA Amendment"). All capitalized terms not defined herein shall have the meaning assigned to them under the Plan.

                                    ARTICLE I
                    DEFERRED COMPENSATION CONTRIBUTION AMOUNT

         The Committee has awarded $1,125,000 as the Participant's Deferred Compensation Contribution Amount under and subject to the terms of the Plan. The Deferred Compensation Contribution Amount shall be represented by Initial Stock Units allocated to the Participant's Account Balance under the Plan as of the Effective Date if the Participant is then employed by the Company or any of its affiliates.

                                   ARTICLE II
                              NON-COMPETE AGREEMENT

         1. The Participant hereby covenants and agrees that during his employment with the Company or any of its subsidiaries or affiliates, he shall not:

                  (a) become an officer, employee, consultant, director or trustee of, or provide services directly or indirectly for compensation in any capacity whatsoever to, any business enterprise other than (i) the Company or any of its subsidiaries or affiliates or (ii) as a director or trustee of an entity which (x) is not, or is not affiliated with, a financial institution whose deposits are federally insured, but subject to the written approval of the Board of Directors of the Company, which approval shall not be unreasonably withheld or delayed, or (y) is, or is affiliated with, a financial institution whose deposits are federally insured, but subject to the written approval of the Board of Directors of the Company, which approval may be withheld in its sole discretion (in the case of approval under (x) or (y) an "Approved Organization");

                  (b) directly or indirectly engage in the sale or marketing of products or services on behalf of any business enterprise (other than on behalf of the Company, its subsidiaries and affiliates or an Approved Organization);

                  (c) solicit or offer other employment to any officer or employee of the Company or any of its subsidiaries or affiliates, or take any action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of, or person or entity (including but not limited to customers and vendors) doing business with, the Company or any of its subsidiaries or affiliates to terminate his, her or its employment or business relationship with the Company or any of its subsidiaries or affiliates;

                  (d) provide any information, advice or recommendation with respect to any officer or employee of the Company or any of its subsidiaries or affiliates to any entity or person engaged in the sale or marketing of deposit taking activities, loans, insurance products, investment products, investment advisory services or investment brokerage services, or any direct or indirect subsidiary or affiliate of such entity or person, that is intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any such officer or employee to terminate his or her employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, such other entity or person; or

                  (e) be an owner of outstanding capital stock or equity ownership interest in any Competitor (as such term is defined below), except that nothing herein shall preclude the Participant from owning not more than 1% of the outstanding capital stock or equity ownership interest in any entity that is publicly traded at the time he acquires his interest therein.

         2. Subject to the opt-out right of the Participant under paragraph 3 below, the Participant hereby covenants and agrees that if he experiences a Termination of Service for any reason other than death or a Termination for Good Reason prior to the earliest of (i) January 1, 2009, (ii) the date Charles J. Koch ceases to be the Chief Executive Officer of the Company or (iii) the consummation of (not the date of shareholder approval of) a Change in Control, then continuing for a period of one year after his Termination of Service, he shall not:

                  (a) become an officer, employee, consultant, director or trustee of, or provide services directly or indirectly in any capacity whatsoever to, any financial institution whose deposit accounts are insured by the Federal Deposit Insurance Corporation or the National Credit Union Administration (or any affiliate thereof or successor thereto), or any holding company, subsidiary or affiliate of any such entity (other than the Company and its subsidiaries and affiliates) if (1) such entity or its holding company (including their respective subsidiaries and affiliates) has consolidated assets in excess of $10 billion and (2) such entity, its holding company or any of their respective subsidiaries or affiliates maintains an office or facility for the transaction of business in any state in the Continental United States (a "Competitor");

                  (b) directly or indirectly, by disclosure of customers names to others, engage in the sale or marketing of deposit taking activities, loans, insurance products, investment products, investment advisory services or investment brokerage services (other than on behalf of the Company, its subsidiaries and affiliates) to any person or entity who is known by the Participant to be a customer of the Company or any of its subsidiaries or affiliates;

                  (c) solicit or offer employment to any officer or employee of the Company or any of its subsidiaries or affiliates, or take any action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of, or person or entity (including but not limited to customers and vendors) doing business with, the Company or any of its subsidiaries or affiliates to terminate his, her or its employment or business relationship with the Company or any of its subsidiaries or affiliates; provided this subsection shall not apply to any form of media advertising of general circulation or distribution which is not targeted to any officer and/or employee, or any group of officers and/or employees, of the Company or any of its subsidiaries or affiliates;

                  (d) provide any information, advice or recommendation with respect to any officer or employee of the Company or any of its subsidiaries or affiliates to any Competitor, or any entity or person engaged in the sale or marketing of deposit taking activities, loans, insurance products, investment products, investment advisory services or investment brokerage services, or any direct or indirect subsidiary or affiliate of such entity or person, that is intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any such officer or employee to terminate his or her employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, such Competitor or other entity or person; or

                  (e) be an owner of outstanding capital stock or equity ownership interest in any Competitor, except that nothing herein shall preclude the Participant from owning not more than 1% of the outstanding capital stock or equity ownership interest in any entity that is publicly traded at the time he acquires his interest therein.

         3. If the Participant is Discharged without Cause and is subject to the provisions of paragraph 2 of this Article II during the one year period following his Termination of Service, the Participant shall be entitled to opt-out of the provisions of paragraph 2 of this Article II and become subject to the provisions of paragraph 4 of this Article II, thereby waiving and forfeiting all his rights and entitlements to his Vested Account Balance under the Plan, to the Non-Compete Payment under paragraph 8 of this Agreement, and to his enhanced supplemental retirement benefit under the SRA Amendment. The Participant shall exercise his opt-out right not later than 90 days after the date he is Discharged without Cause by executing and delivering an irrevocable written notice (the "Opt-Out Notice") to the Committee stating that he waives and forfeits his rights to his Vested Account Balance under the Plan, to the Non-Compete Payment under paragraph 8 of this Agreement, and to his enhanced supplemental retirement benefit under the SRA Amendment, and that he releases and forever discharges the Company from any and all claims and demands that the Participant has or might have under the Plan, this Agreement and to the enhanced supplemental retirement benefit under the SRA Amendment. Upon receipt by the

Committee of the Opt-Out Notice within the 90 day period specified above, all rights of the Participant, and all obligations of the Company to the Participant, under the Plan, this Agreement and relating to the enhanced supplemental retirement benefit under the SRA Amendment shall cease and terminate, and the Participant shall be relieved on a prospective basis (i.e., after the date of receipt of the Opt-Out Notice by the Committee) from his obligations under paragraph 2 of this Article II. Nothing herein is intended to relieve the Participant from liability, or diminish the Company's right to relief, with respect to any breaches or violations of this Article II by the Participant prior to the receipt of the Opt-Out Notice by the Committee or alter in any respect the continuing obligations of the Participant under paragraph 4 or 5 of this Article II.

         4. The Participant hereby further covenants and agrees that if he experiences a Termination of Service for any reason at any time and is not subject to the provisions of paragraph 2 of this Article II, then continuing for a period of one year after his Termination of Service, he shall not:

                  (a) solicit or offer employment to any officer or employee of the Company or any of its subsidiaries or affiliates, or take any action intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any officer or employee of the Company or any of its subsidiaries or affiliates to terminate his or her employment relationship with the Company or any of its subsidiaries or affiliates; provided this subsection shall not apply to any form of media advertising of general circulation or distribution which is not targeted to any officer and/or employee, or any group of officers and/or employees, of the Company or any of its subsidiaries or affiliates; or

                  (b) provide any information, advice or recommendation with respect to any officer or employee of the Company or any of its subsidiaries or affiliates to any Competitor, or any entity or person engaged in the sale or marketing of deposit taking activities, loans, insurance products, investment products, investment advisory services or investment brokerage services, or any direct or indirect subsidiary or affiliate of such entity or person, that is intended, or that a reasonable person acting in like circumstances would expect, to have the effect of causing any such officer or employee to terminate his or her employment and accept employment or become affiliated with, or provide services for compensation in any capacity whatsoever to, such Competitor or other entity or person.

         5. The Participant hereby further covenants and agrees at all times to keep in strict confidence, and to not, directly or indirectly, at any time disclose or use (except in the course of performing his duties on behalf of the Company, its subsidiaries or affiliates) any trade secrets or confidential business or technical information of the Company, its subsidiaries or affiliates or their respective customers or vendors (the "Confidential Information"), without limitation as to when or how the Participant may have acquired such information. The Confidential Information shall include, without limitation, business and marketing methods, policies, techniques, and strategies; research and development relating to products and services; customer and vendor information and contracts, methods of operation; business, financial and strategic plans; financial information; and human resources policies, practices and procedures. The Confidential Information shall not include information that is or becomes publicly available other than as a result of disclosure by the Participant. The Participant specifically acknowledges that the

Confidential Information derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from its disclosure or use, that reasonable efforts have been put forth by the Company, its subsidiaries and affiliates to maintain the secrecy of such information, that such information is the sole property of the Company, its subsidiaries and affiliates and that any retention and use of such information during or after the Participant's employment with the Company, its subsidiaries and affiliates (except in the course of performing his duties on behalf of the Company, its subsidiaries or affiliates) shall constitute a violation of this paragraph 5 and a misappropriation of the Confidential Information. The Participant further agrees that upon his Termination of Service he will return to the Company, its subsidiaries and affiliates, in good condition, all property of the Company, including, without limitation, the Confidential Information. In the event that any such property is not so returned, the Company shall have the right to charge the Participant for all reasonable damages, costs, attorney's fees and other expenses incurred in searching for, taking, removing. and/or recovering such property. In the event that the Participant is advised in writing by his legal counsel that he is required by subpoena or other legal process to disclose any of the Confidential Information, the Participant shall promptly notify the Company of this situation and shall promptly provide the Company with a copy of the written advice of legal counsel so that the Company or one of its subsidiaries or affiliates may seek a protective order or other appropriate remedy. If a protective order or other appropriate remedy is not obtained in a reasonable period of time, the Participant may furnish only that portion of the Confidential Information that he is advised by legal counsel is legally required.

         6. If the period of time set forth in paragraph 2 or 4, whichever is applicable, of this Article II should be adjudged to be unreasonable by any court of competent jurisdiction, then the court making such judgment shall have the power to reduce the period of time by such number of months as is required so that such restriction may be enforced for such time as is adjudged to be reasonable. Similarly, if any other portion of paragraph 1, 2, 4 or 5 of this
Article II is adjudged to be unreasonable by any court of competent jurisdiction, then the court making such judgment shall have the power to, and shall, reduce such scope or restriction so that it shall extend to the maximum extent permissible under the law and no further.

         7. The Participant acknowledges that the restraints placed upon him under paragraphs 1, 2, 4 and 5 of this Article II are fair and reasonable under the circumstances and that if he should commit a breach of any of the provisions thereof the Company's remedies at law would be inadequate to compensate it for its damages. The parties agree that in the event of any breach by the Participant of any of the provisions of paragraph 1, 2, 4 or 5 of this
Article II, then in addition to the forfeiture of the Participant's Vested Account Balance as provided in the Plan and the forfeiture of the Participant's enhanced supplemental retirement benefit as provided in the SRA Amendment, the Company shall be entitled to (i) injunctive relief and (ii) such other relief as is available at law or in equity. Any dispute or controversy arising under or in connection with this Agreement that seeks solely monetary damages (i.e., does not seek any form of equitable relief such as an injunction) shall be settled exclusively by arbitration in accordance with the rules of the American Arbitration Association as then in effect in Cleveland, Ohio. The arbitrator's award shall be binding and conclusive upon the parties and judgment may be entered on the arbitrator's award in any court having jurisdiction. In the event of any judicial or arbitration proceeding between the Participant and the Company, or any of the Company's subsidiaries or affiliates, under this Agreement, the prevailing party in such action shall be entitled to recover reasonable fees and disbursements of his or its counsel (plus any costs) incurred by such prevailing party in connection with such proceeding from the other party, provided the amount thereof in any and all such proceedings shall not exceed $50,000. Moreover, if the Participant has violated any of the provisions of paragraph 2 or 4, whichever is applicable, of this Article II, the Company's right to injunctive relief shall include, without limitation, the imposition of an additional period of time during which the Participant will be required to comply with the provisions of paragraph 2 or 4 of this Article II, which period of time shall not be less than the period of time the Participant was in violation of the provisions thereof. If the Company or any of its subsidiaries or affiliates is required in any injunction proceeding to post a bond, the parties agree that it shall be in a nominal amount.

         8. Except as provided below, if the provisions of paragraph 2 are applicable to the Participant during the entire one year period next following his Termination of Service or until his death during such one year period, then in that event, within thirty days after the expiration of such one year period or his death, whichever shall first occur, the Company shall pay the Participant or his estate, whichever the case may be, a single lump sum cash Non-Compete Payment in an amount equal to 50% of the Participant's annual base salary (from the Company, its subsidiaries and affiliates) as in effect immediately prior to his Termination of Service, subject to deduction for any applicable withholding taxes. Notwithstanding the foregoing, in the event the Participant has experienced a Termination for Cause or has committed any violation of any of the provisions of paragraph 1 or 5 of this Article II during his employment with the Company or its affiliates or any of the provisions of paragraph 2 or 5 of this
Article II during the one year period after his Termination of Service, then neither the Participant nor his estate shall be entitled to the Non-Compete Payment.

         9.       The parties agree that the Non-Compete Agreement set forth in
Article II of this Agreement shall supercede and replace Section 10 of the Participant's Employment Agreement. Accordingly, the provisions of Section 10 of the Participant's Employment Agreement shall cease, terminate and have no further force or effect and the provisions of Article II of this Agreement contain the full contract between the parties relating to the non-competition, non-solicitation and non-disclosure obligations of the Participant.

         This Agreement may be executed in counterparts, each of which shall be deemed an original.

         THIS AGREEMENT CONTAINS A BINDING ARBITRATION PROVISION WHICH MAY BE ENFORCED BY THE PARTIES.

                                           CHARTER ONE FINANCIAL, INC.

/s/ Robert J. Vana                         By /s/ Charles J. Koch
-------------------------------              -----------------------------------
Robert J. Vana, Participant                Charles J. Koch
Dated: 1/14/04                             President and Chief Executive Officer
       ------------------------            Dated: 1/14/04
                                                  ------------------------------
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